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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------

                             Current Report Pursuant
                          to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

       Date Of Report (Date Of Earliest Event Reported) November 21, 2002



         M&I DEALER AUTO SECURITIZATION, LLC/M&I AUTO LOAN TRUST 2002-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                  333-76406-01
                            (Commission File Number)

                                   36-2042850
                          (Registrant's I.R.S. Employer
                               Identification No.)

               770 North Water Street, Milwaukee, Wisconsin 22042
               (Address of Principal Executive Offices) (Zip Code)

                                 (414) 765-7801
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.


     In the Registration Statement No. 333-76406, the Registrant stated that, following the end of each Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool related to each issuer organized by the Registrant. Following below is such information related to the Prospectus Supplement dated September 26, 2002, of M&I Auto Loan Trust 2002-1 related to the total loans contributed on November 21, 2002 (the "Subsequent Funding Date) as of November 15, 2002 (the "Subsequent Cutoff Date").

     The composition, distribution by remaining term, distribution by contract rate, geographic distribution and distribution by principal balance, in each case of the Subsequent Receivables, as of the Subsequent Cutoff Date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

                    Composition of the Subsequent Receivables


Aggregate Principal Balance                                   $92,217,688.56
Number of Receivables                                             5,706
Average Principal Balance                                       $16,161.53
Weighted Average Contract Rate                                    6.77%
Contract Rate (Range)                                         5.50% to 16.49%
Weighted Average Original Term                                 60.04 months
Original Term (Range)                                     12 months to 72 months
Weighted Average Remaining Term                                58.20 months
Remaining Term (Range)                                     9 months to 72 months
Percentage of Funding Date Pool Balance for
  New/Used Vehicles                                            40.26%/59.74%


Distribution by Contract Rate of the Subsequent Receivables as of the Subsequent
                                  Cutoff Date

                                                   Aggregate         Percent
                                 Number of         Principal     of Funding Date
Contract Rate (Range)           Receivables         Balance        Pool Balance
---------------------           -----------        ---------       ------------
5.50% to 6.00%                    1,867        $32,533,503.94         35.28%
6.01% to 6.50%                    1,047        $17,371,941.78         18.84%
6.51% to 7.00%                    1,075        $16,839,010.48         18.26%
7.01% to 7.50%                      439        $ 6,871,644.00          7.45%
7.51% to 8.00%                      534        $ 8,725,199.90          9.46%
8.01% to 8.50%                      230        $ 3,695,468.01          4.01%
8.51% to 9.00%                      190        $ 2,689,402.34          2.92%
9.01% to 9.50%                       69        $   961,407.24          1.04%
9.51% to 10.00%                      77        $ 1,054,389.73          1.14%
10.01% to 10.50%                     44        $   434,072,07          0.47%
10.51% to 11.00%                     33        $   286,285.81          0.31%
11.01% to 11.50%                     21        $   160,702.36          0.17%
11.51% to 12.00%                     26        $   211,773.58          0.23%
12.01% to 12.50%                     18        $   132,618.67          0.14%
12.51% to 13.00%                     12        $    95,489.38          0.10%
13.01% to 13.50%                     12        $    60,877.27          0.07%
13.51% to 14.00%                      7        $    64,726.85          0.07%
14.01% to 14.50%                      2        $    11,809,29          0.01%
14.51% to 15.00%                      1        $     4,715.90          0.01%
15.01% to 15.50%                      1        $    10,353,34          0.01%
15.51% to 16.50%                      -        $            -          0.00%
16.01% to 16.50%                      1        $     2,296.62          0.00%
  Total                           5,706        $92,217,688.56        100.00%
                                  -----        --------------        -------


 Distribution by Remaining Term of the Subsequent Receivables by the Subsequent
                                  Cutoff Date


                                                   Aggregate         Percent
                                 Number of         Principal     of Funding Date
Remaining Term (Range)          Receivables         Balance        Pool Balance
----------------------          -----------        ---------       ------------
6 to 12 months                        6        $    16,621.01          0.02%
13 to 24 months                      53        $   369,807.33          0.40%
25 to 36 months                     310        $ 2,857,824.09          3.10%
37 to 48 months                     561        $ 6,621,710.94          7.18%
49 to 60 months                   3,975        $65,323,402.55         70.84%
61 to 72 months                     801        $17,028,322.64         18.47%
  Total                           5,706        $92,217,688.56        100.00%
                                  -----        --------------        -------


   Geographic Distribution of the Subsequent Receivables as of the Subsequent
                                   Cutoff Date

                                                   Aggregate         Percent
                                 Number of         Principal     of Funding Date
State                           Receivables         Balance        Pool Balance
-----                           -----------        ---------       ------------
Arizona                             106        $ 1,835,816.21          1.99%
Illinois                            160        $ 2,698,085.63          2.93%
Indiana                              78        $ 1,245,172.67          1.35%
Iowa                                333        $ 5,269,948.81          5.71%
Michigan                            382        $ 6,450,090.14          6.99%
Minnesota                         1,800        $30,692,186.51         33.28%
Ohio                                 46        $   785,009,47          0.85%
Wisconsin                         2,787        $43,044,984.31         46.68%
All Other                            14        $   196,394.81          0.21%
  Total                           5,706        $92,217,688.56        100.00%
                                  -----        --------------        -------

..    Numbers are based on billing address of the obligors as of the Subsequent
     Cutoff Date, which may differ from the state of origination of the Subsequent Receivables.

..    "Other" includes 9 other states, none of which have Subsequent
     Receivables in excess of 0.10% of the aggregate principal balance of the Subsequent Receivables as of the Subsequent Cutoff Date.

Distribution by Remaining Principal Balance of the Subsequent Receivables by the
                             Subsequent Cutoff Date

                                                   Aggregate         Percent
Remaining Principal             Number of          Principal     of Funding Date
Balance (Range)                 Receivables         Balance        Pool Balance
------------------              -----------        ---------       ------------
$0.00 to $5,000.00                  127        $   487,675.11          0.53%
$5,000.01 to $10,000.00             906        $ 7,219,505.78          7.83%
$10,000.01 to $15,000.00          1,705        $21,555,670.99         23.37%
$15,000.01 to $20,000.00          1,553        $27,048,532.67         29.33%
$20,000.01 to $25,000.00            822        $18,297,603.04         19.84%
$25,000.01 to $30,000.00            383        $10,412,542.88         11.29%
$30,000.01 to $35,000.00            148        $ 4,749,618.02          5.15%
$35,000.01 to $40,000.00             44        $ 1,613,280.53          1.75%
$40,000.01 to $45,000.00             12        $   504,148.58          0.55%
$45,000.01 to $50,000.00              5        $   241,527.86          0.26%
$50,000.01 to $55,000.00              0        $            -          0.00%
$55,000.01 to $60,000.00              0        $            -          0.00%
$60,000.01 to $65,000.00              0        $            -          0.00%
$65,000.01 to $70,000.00              0        $            -          0.00%
$70,000.01 and greater                1        $    87,583.10          0.09%
  Total                           5,706        $92,217,688.56        100.00%
                                  -----        --------------        -------

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2002

                                            M&I DEALER AUTO SECURITIZATION, LLC


                                            By: /s/ Donald H. Wilson
                                                --------------------------------
                                            Name: Donald H. Wilson
                                            Title: President